UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

TREX WIND-DOWN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

377 Ocean Boulevard, Unit 5,

Hampton, NH 03842

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

3 Mountainview Road, Suite 100,

Warren, NJ 07059

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission by Trex Wind-down, Inc. f/k/a Timber Pharmaceuticals, Inc. (the “Company”) on May 9, 2024 (the “Original Filing”). This Amendment No. 1 is being filed to correct a typographical error contained in the Original Filing. This Amendment No. 1 amends and restates the Original Filing in its entirety for the sake of completeness.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on November 17, 2023, the Company and certain of its subsidiaries (the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 Case is being administered under caption and case number In re: Trex Wind-down, Inc., et al., f/k/a Timber Pharmaceuticals, Inc., Case No. 23-11878 (JKS).

On May 6, 2024, the Court entered an order (the “Confirmation Order”) confirming the Revised Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation of Trex Wind-down, Inc. and its Affiliated Debtors, dated March 20, 2024 (as amended, modified, or supplemented from time to time, the “Plan”).

On May 9, 2024 (the “Effective Date”), the Debtors filed a Notice of Effective Date with the Court and the Plan became effective in accordance with its terms. As of the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) and warrants exercisable for shares of common stock of the Company have been canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof (and for the avoidance of doubt, all holders of outstanding shares of common stock of the Company and/or warrants exercisable for shares of common stock of the Company will not receive any recovery or distributions under the Plan). The foregoing description of the Plan and the Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Confirmation Order. A copy of the Confirmation Order (to which the Plan is attached as Exhibit A) is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 1.03.

Item 3.03	Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the effectiveness of the Plan, the directors and officers of the Company have been discharged from their duties and terminated automatically from such positions.

Item 8.01	Other Events.

In conjunction with the effectiveness of the Plan and the cancellation of all of the Company’s outstanding shares of common stock, the Company intends to file post-effective amendments to each of its Registration Statements on Form S-3 and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and suspend its reporting obligations under the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual financial condition and liquidity may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, the suspension of the Company’s reporting obligations under the Exchange Act. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Findings of Fact, Conclusions of Law, and Order (I) Approving Disclosure Statement on a Final Basis and (II) Confirming the Revised Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation for Trex Wind-down, Inc. and Its Affiliated Debtors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX WIND-DOWN, INC.

Date: May 9, 2024	By:	/s/ Jeffrey T. Varsalone
	Name:	Jeffrey T. Varsalone
	Title:	Authorized Signatory